United States
Securities and Exchange Commission
Washington, D. C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

Kansas City Life Insurance Company
(Exact Name of Registrant as Specified in Charter)

          Missouri                                2-40764                                          44-0308260
  (State of Incorporation)                    (Commission File Number)                      (IRS Employer Identification No.)

                         3520 Broadway
                   Kansas City, Missouri                                                         64111-2565
           (Address of Principal Executive Offices)                                                   (Zip Code)

Telephone Number: (816) 753-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 - Entry into a Material Definitive Agreement.

1.    Management Incentive Plan

        On January 24, 2005 Kansas City Life Insurance Company entered into an agreement with certain members of Management for a one year incentive plan.

        The Company has in place an Annual Incentive Compensation Plan that is designed to encourage certain management employees to meet or exceed certain corporate goals. Awards are paid in cash and are subject to the Company meeting a certain level of net income. These goals are developed to align management’s efforts with the interests of shareholders. These goals include a financial goal measured by growth in operating income, a growth goal measured by increase in the sale of life insurance and an expense goal measured by control of certain operating expenses.

        In addition, participants, with the exception of the President and CEO, have two personal goals that are designed to support the corporate goals and objectives. Opportunity levels vary under the Plan by job size and title, with maximum awards ranging from 15% to 75% of base salary.

2.     Senior Management Incentive Plan

        On January 24, 2005 Kansas City Life Insurance Company entered into an agreement with certain members of senior management for a three year, long term incentive plan.

        Effective in 2004, the Company has established a three year long term incentive plan for senior management that awards participants for the increase in the price of the Company’s common stock from January 1, 2004 through December 31, 2006. Participants are awarded units (phantom shares) based on a compensation analysis performed by an independent compensation consulting firm. The number of units awarded is based on the total direct compensation for equivalent positions in the marketplace less the sum of the actual base salary for each participant and the maximum annual incentive opportunity under the Company’s Annual Incentive Plan. Each unit awarded is valued by determining the present value of the potential growth and dividends on a share of Kansas City Life stock over a three year period assuming a 5% compound growth rate and the Company’s current dividend policy.

        At the conclusion of the three year cycle, participants will receive awards based on the increase in the per share price times their number of units. The increase will be determined based upon the change in the volume weighted average price for the month of December 2004 as compared to the volume weighted average price for the month of December 2006. Participants will also receive dividends accrued on their units commensurate with the Company’s dividend policy only to the extent that the dividends offset any depreciation (if applicable) on the price of the shares over the three year period.

3.     Directors Compensation

         On January 24, 2005 the Board of Directors approved an increase in Board and meeting fees as follows:

        BE IT RESOLVED, that the Resolution adopted January 22, 2001 relating to fees for members of the Board of Directors for attending meetings of the Board, Executive Committee, Audit Committee and Nominating Committee be repealed and that the following Resolution be adopted in lieu thereof:

        Effective January 25, 2005, Directors serving on and after this date who are not salaried employees of the Company shall be paid a fee of $5,000.00 at the time of each quarterly Board meeting and $2,500.00 for attending each quarterly Board meeting; $2,000.00 for attending special meetings of the Board, and the following fees for attending each meeting of the Executive Committee, Audit Committee, Nominating Committee and Compensation Committee:

            Executive Committee               $1,250.00

            Audit Committee
                   Chairman                    2,000.00
                   Member                      1,000.00

            Nominating Committee                 500.00

            Compensation Committee
                   Chairman                    1,000.00
                   Member                        750.00

        Effective January 25, 2005, Directors serving on and after this date who are salaried employees of the Company shall be paid a fee of $1,250.00 per quarter at the time of each quarterly Board meeting and $500.00 for attending special meetings of the Board, but shall not receive fees for attending Committee meetings.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On January 24, 2005 the Board amended the Bylaws to provide for Annual and Regular meetings of the Board of Directors as follows:

        BE IT RESOLVED, that Article IV of the Bylaws of Kansas City Life Insurance Company, MEETINGS OF THE BOARD OF DIRECTORS, be hereby amended by deleting Section 1: ANNUAL AND REGULAR MEETINGS in its entirety and substituting Section 1: ANNUAL AND REGULAR MEETINGS as follows:

        SECTION 1: ANNUAL AND REGULAR MEETINGS. The annual Meeting of the Board of Directors shall be held in the second quarter no more than thirty (30) days after the Annual Meeting of Stockholders for the transaction of such business as may properly come before the Meeting. Regular Meetings of the Board shall be held in each of the remaining three quarters of the year at such times as the Chairman of the Board or the Board of Directors shall designate from time to time. Notice of any Annual or Regular meeting shall be given as set forth in Article IV, Section 3.

         Prior to the amendment, Article IV, Section 1 read as follows:

         SECTION 1: ANNUAL AND REGULAR MEETINGS. An Annual Meeting of the Board of Directors shall be held without notice other than this Bylaw, at the hour of 1:00 p.m. on the fourth Monday in April of each year for the transaction of such business as may properly come before the meeting. Regular Meetings of the Board shall be held at 1:00 p.m. on the fourth Monday in January, July and October of each year, and at such other times as the Board may determine by resolution. If the day fixed for the Annual Meeting or a Regular Meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

Item 9.01 – Financial Statements and Exhibits.

        (c)     Exhibits

        3(ii)     BYLAWS OF KANSAS CITY LIFE INSURANCE COMPANY, Amended and Restated January 24, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KANSAS CITY LIFE INSURANCE COMPANY
                                                                   (Registrant)

                                                     By:/s/Tracy W. Knapp
                                                           Tracy W. Knapp
                                                           Senior Vice President, Finance

January 28, 2005
     (Date)

Exhibit 3(ii), Form 8-K

BYLAWS
OF
KANSAS CITY LIFE INSURANCE COMPANY

Amended and Restated January 24, 2005

SUMMARY OF CONTENTS

ARTICLE I
   OFFICES..............................................................................1

ARTICLE II
   STOCKHOLDERS

ARTICLE III
   DIRECTORS

ARTICLE IV
   MEETINGS OF THE BOARD OF DIRECTORS

ARTICLE V
   OFFICERS
     Section 1: Number..................................................................7
     Section 2: Election and Term of Office.............................................7
     Section 3: Vacancies...............................................................7
     Section 4: Removal.................................................................7

ARTICLE VI
   CONTRACTS, LOANS, CHECKS AND DEPOSITS
     Section 1: Contracts...............................................................9
     Section 2: Loans...................................................................9
     Section 3: Checks, Drafts and Other Documents......................................9
     Section 4: Deposits................................................................9

ARTICLE VII
   CERTIFICATES OF STOCK AND THEIR TRANSFER

ARTICLE VIII
   DIVIDENDS............................................................................10

ARTICLE IX
   SEAL.................................................................................10

ARTICLE X
   WAIVER OF NOTICE.....................................................................10

ARTICLE XI
   FISCAL YEAR..........................................................................10

ARTICLE XII
   INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS....................................10

ARTICLE XlII
   AMENDMENTS...........................................................................12

BYLAWS
OF
KANSAS CITY LIFE INSURANCE COMPANY

ARTICLE I
OFFICES

        The principal business office of the Company in the State of Missouri shall be located in Kansas City. The Company may have such other offices, either within or without the State of Missouri, as the business of the Company may require from time to time. The Registered Office of the Company in the State of Missouri may be, but need not be, identical with the address of its principal business office in the State of Missouri, and the Registered Office may be changed from time to time by the Board of Directors.

ARTICLE II
STOCKHOLDERS

        Section 1: Annual Meetings. Annual Meetings of the Stockholders shall be held at 9:00 a.m., on the Thursday immediately preceding the fourth Monday in April of each year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting pursuant to the provisions of this Article. If the day fixed for the Annual Meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any Annual Meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a Special Meeting of the Stockholders as soon thereafter as such a meeting conveniently may be held.

        Section 2: Special Meetings. Special Meetings of the Stockholders may be called by resolution of the Board of Directors, or by the written request of the President, or the Secretary, or a majority of the members of the Board of Directors, or by the written request of holders of not less than a majority of all the outstanding shares of stock of the Company. Such resolution or request shall state specifically the business to be transacted at the Special Meeting. A copy of any such written request shall be delivered to the Secretary of the Company, who shall cause a written or printed notice of the Special Meeting complying with the provisions of this Article to be delivered to the Stockholders.

        Section 3: Place of Meeting. Annual and Special Meetings of the Stockholders shall be held at such place, within or without the State of Missouri, as is designated by the Board of Directors. A Special Meeting called by the stockholders shall be held at the principal business office of the Company.

        Section 4: Notice of Meetings. Written or printed notice stating the place, day and hour of the meeting and, in the case of a Special Meeting the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, or by any other means (including but not limited to instantaneous, overnight, or other means of rapid delivery) by or at the direction of the President or the Secretary of the Company to each Stockholder of record entitled to vote at such meeting. Such notice shall be deemed to be delivered when deposited in the United States mail or other means of delivery addressed to the Stockholder at such Stockholder’s address as it appears on the records of the Company, with postage thereon prepaid or the payment of delivery charges thereon provided for, or at the time of actual delivery, whichever is earlier.

        Section 5: Conduct of Meeting. The President shall designate an individual to serve as the Chairman of the meeting, who may be any individual present in person at the meeting, including the President. The Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to Stockholders for questions or comments on the affairs of the Company, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

        Section 6: Voting Lists. At least ten (10) days before each meeting of Stockholders, the Officer or agent having charge of the transfer book for shares of the Company shall make a complete list of the Stockholders entitled to vote at such meeting, arranged in alphabetical order with the address of and the number of shares held by each Stockholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the Registered Office of the Company and shall be subject to inspection by any Stockholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to the Stockholders entitled to examine such list or share ledger or transfer book and as to the Stockholders entitled to vote at any meeting of the Stockholders.

        Section 7: Quorum. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at any meeting of the Stockholders; provided, however, that if less than a majority of the outstanding shares is represented at said meeting, a majority of the shares so represented may adjourn the meeting, from time to time without further notice, to a date not longer than ninety (90) days from the date originally set for such meeting.

        Section 8: Proxies. At all meetings of Stockholders, a Stockholder may vote either in person or by proxy executed by such Stockholder or by such Stockholder’s duly authorized attorney-in-fact, but the proxy shall be a legal voter of the Company; provided, however, that all proxies are subject to the provisions of Section 375.191, RSMo, or any successor statutes. Such proxy shall be in writing, shall state the name of the person to cast the vote and the date of the meeting at which the vote shall be cast, and such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

        Section 9: Voting. Except as otherwise provided by statute or by the Articles of Incorporation and subject to the provisions of these Bylaws, each Stockholder shall be entitled to one (1) vote for each share of capital stock held by such Stockholder; provided, however, that at all elections of Directors, each Stockholder shall be entitled to as many votes as shall equal the number of shares held by such Stockholder multiplied by the number of Directors to be elected, and such Stockholder may cast all such votes for a single Director or may distribute them among the number of Directors to be voted for or any two or more of them as such Stockholder may see fit. At all meetings of Stockholders, except as otherwise required by statute, by the Articles of Incorporation, or by these Bylaws, all matters shall be decided by the vote of a majority in interest of the Stockholders entitled to vote, present in person or by proxy.

        Section 10: Notice of Stockholder Business. At an Annual Meeting of Stockholders or Special Meeting of Stockholders, only business shall be conducted as shall be properly brought before the meeting and the Chairman of the meeting shall declare at the meeting that no matter may be considered or voted on unless it is properly brought before the meeting. To be properly brought before a Special meeting, business must be (a) specified in the written or printed notice of meeting (or any supplement thereto) given to Stockholders pursuant to these Bylaws, or (b) brought before the meeting by or at the direction of the Board of Directors, upon the approval of more than two-thirds of all Directors then in office. To be properly brought before an Annual Meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given to Stockholders pursuant to these Bylaws, (b) brought before the meeting by or at the direction of the Chairman of the meeting, (c) otherwise properly brought before the meeting by or at the direction of the Board of Directors, upon the approval of more than two-thirds of the Directors then in office, or (d) otherwise properly brought before the meeting by a Stockholder or group of Stockholders. For business to be properly brought before an Annual Meeting by a Stockholder or group of Stockholders, the Chairman of the meeting must determine that the matter is appropriate for determination by the Stockholders at that time and the Stockholder or group of Stockholders must have delivered to the Secretary of the Company written notice of the matter at least thirty (30) days prior to the Annual Meeting. A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder or group of Stockholders proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting, (b) the name and address, as they appear on the Company’s books, of the Stockholder or members of the group of Stockholders proposing such business, (c) the class and number of shares of the Company’s voting stock that are beneficially owned by that Stockholder or members of the group of Stockholders, and (d) any direct or indirect interest of the Stockholder or members of the group of Stockholders making the proposal in the matter being proposed. The Stockholder’s notice will not be effective if it is found by the Chairman of the meeting to contain any misstatement of fact or omit any fact required to be stated therein. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an Annual Meeting or a Special meeting except in accordance with the procedures set forth herein.

ARTICLE III
DIRECTORS

         Section 1: General Powers. The business and affairs of the Company shall be managed by its Board of Directors.

        Section 2: Number, Election, and Term of Directors. The Board of Directors shall consist of the number of members set forth in the Articles of Incorporation of the Company from time to time, who shall be elected in the manner and for the term set forth in those Articles from time to time. Each Director shall hold office until his or her successor has been elected and has qualified.

        Section 3: Nomination of Directors. All nominations for election of individuals as members of the Board of Directors of the Company by any person or group (other than nominations made by the Board of Directors of the Company) must be preceded by delivery of a written Notice of Intent to Nominate Director (the “Notice”) according to the procedures described in this Section, which Notice shall state the following: (1) the name(s) and residence address(es) of the Stockholder or members of the group of Stockholders who intend to make such nomination; (2) a representation that said Stockholder is or all members of said group of Stockholders are holders of record of shares of the Company’s voting stock that are entitled to vote in the election of Directors, and that they intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice; (3) the class and number of shares of the Company’s voting stock that are beneficially owned by that Stockholder or by each member of such a group of Stockholders; (4) the name(s) and residence address(es) of all proposed nominees; (5) such information regarding each such nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules to which the Company is subject if the Board of Directors of the Company were to nominate such nominees; (6) a description of all arrangements or understandings among the nominating Stockholder or members of the group of Stockholders and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder or group of Stockholders; and (7) a written consent of each such nominee to serve as a Director of the Company if so elected, signed by each such nominee.

        Nominations for election to the Board of Directors may be made at an Annual Meeting of Stockholders or Special Meeting of Stockholders only as follows: (1) if the nomination is made by the Board of Directors, notice of such nomination must have been given to the Chairman of the Board on or before the day sixty (60) days prior to the date of the meeting at which the nominations are to be considered by the Stockholders, or (2) if the nomination is made by any person or group other than the Board of Directors, that person or group must have hand-delivered or mailed by Certified Mail, Return Receipt Requested, such notice to the Chairman of the Board of the Company and such notice must have been received at the Company’s principal business office on or before the day sixty (60) days prior to the date of the meeting at which the nominations are to be considered by the Stockholders. The Chairman of the meeting may in his or her discretion determine that a nomination for election of Directors is not made in compliance with the provisions of the foregoing paragraphs, and if he or she shall so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded and ineffective and shall not be considered by the Stockholders.

        The requirements of the preceding paragraphs shall not be applicable to replacement nominations for election to the Board of Directors made by the Board of Directors or to replacement by any other person or group that has complied in full with the Notice delivery provisions of the preceding paragraphs, if such replacement nominations are made solely to replace a person properly nominated under those paragraphs in the case of a bona fide resignation of an existing Director nominee or the death or inability to serve of any such nominee. The Chairman of the meeting shall have full and sole power to determine if such resignation or inability to serve is bona fide and not for the purpose of avoiding the provisions of this Section, and his or her decision shall be final and binding.

        Section 4: Removal of Directors. At a meeting called expressly for that purpose, one or more Directors or the entire Board of Directors may be removed, with or without cause, by the vote of the holders of more than two-thirds of the shares then entitled to vote at an election of the Directors. If less than the entire Board is to be removed, no one of the Directors may be removed if the votes cast against his or her removal would be sufficient to elect him or her if cumulatively voted at an election of the class of Directors of which he or she is a part. Any Director may be removed for cause upon the affirmative vote of more than two-thirds of all Directors then in office. Written notice of the proposed removal shall be given to all Directors of the Company according to the procedures described in these Bylaws for delivery of notices of meetings of Directors.

        Section 5: Vacancies. In case of the death, resignation, or removal of one or more of the Directors, a majority of the remaining Directors voting on the issue may elect a replacement Director to fill the resulting vacancy or vacancies, such replacement Director to serve the balance of the vacated term and until his or her successor is elected.

        Section 6: Advisory Directors. The Board of Directors may appoint from time to time such Advisory Directors as the Board of Directors in their sole discretion deem to be appropriate and beneficial to the business of the Company. The Advisory Directors shall not be members of the Board of Directors of the Company or be fiduciaries to the Company or its Stockholders, or have any vote on the business affairs of the Company, but shall be advisors and consultants to the Board of Directors on such matters as the Board of Directors shall choose to consult with the Advisory Directors. The Board of Directors may appoint any number of persons as Advisory Directors, whose abilities and interests in the Company, in the opinion of the Board of Directors, qualify that person to render service to the Board of Directors in an advisory capacity. Such Advisory Directors may receive notice of and attend meetings of the Board of Directors, but shall not be counted for the purpose of determining a quorum or majority of the Board of Directors for any purpose. Such Advisory Directors shall perform such special tasks as may be assigned by the Board of Directors or the Chairman of the Board. No action of the Board of Directors shall be invalid because of any failure of any such Advisory Director to receive notice of or to attend any meeting of the Board of Directors or to be informed of or to approve of any action by the Board of Directors. Unless otherwise determined by the Board of Directors from time to time, the Advisory Directors shall be fully indemnified and insured from liability to the extent that members of the Board of Directors are insured pursuant to Article XII of these Bylaws.

ARTICLE IV
MEETINGS OF THE BOARD OF DIRECTORS

        Section 1: Annual and Regular Meetings. The Annual Meeting of the Board of Directors shall be held in the second quarter no more than thirty (30) days after the Annual Meeting of Stockholders for the transaction of such business as may properly come before the meeting. Regular Meetings of the Board shall be held in each of the remaining three quarters of the year at such times as the Chairman of the Board or the Board of Directors may designate from time to time. Notice of any Annual or Regular Meeting shall be given as set forth in Article IV, Section 3.

        Section 2: Special Meetings. Special Meetings of the Board of Directors may be called by or at the written request of the President, or the Secretary, or by a majority of the Board of Directors. A copy of such written request shall be delivered to the Secretary of the Company, who shall cause a written or printed notice of the Special Meeting complying with the provisions of this Article to be delivered to the Directors.

        Section 3: Notice. Notice of any Special Meeting shall be given at least three (3) days previously thereto by written notice delivered personally, by telegram, mail, or by any other means (including but not limited to instantaneous, overnight, or other means of rapid delivery) to each Director at his or her address. Such notice shall be deemed to be delivered when deposited in the United States mail or other means of delivery, addressed to the Directors at each Director’s address as it appears on the records of the Company, thereon provided for, or at the time of actual delivery, whichever is earlier. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company, with all charges prepaid. Any Director may waive notice of any meeting in a writing signed by the Director, either before, at, or after the time for such meeting. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Except as expressly provided to the contrary in these Bylaws or under applicable law, neither the business to be transacted at nor the purpose of any Annual, Regular or Special Meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

        Section 4: Place of Meeting. Meetings of the Board of Directors shall be held at such place, within or without the State of Missouri, as shall be provided for in the resolution, notice, waiver of notice or call of such meeting, or if not otherwise designated, at the principal business office of the Company.

        Section 5: Quorum and Voting. Except as may be otherwise specifically provided by statute, by the Articles of Incorporation, or by these Bylaws, a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors; provided, however, that if less than a majority of the Directors are present at said meeting, a majority of the Directors present may adjourn the meeting from time to time, and such adjourned meeting may be reconvened without further notice.

        Section 6: Actions of the Board of Directors Without a Meeting. Any action that is required to be or may be taken at a meeting of the Directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all of the Directors then in office. Such consents shall have the same force and effect as a unanimous vote of the Directors at a meeting duly held upon proper notice thereof, and may be stated as such in any certificate or document. The Secretary shall file such consents with the minutes of the meetings of the Board of Directors.

        Section 7: Participation. Members of the Board of Directors or of any Committee designated by the Board of Directors may participate in a meeting of the Board or Committee by means of conference telephone call or similar means of communication as long as all persons participating in the meeting can hear each other person. Participation in a meeting in this manner shall constitute presence in person at the meeting.

        Section 8: Committees. By the affirmative vote of more than two-thirds of all of the Directors, then in office, the Board of Directors may authorize and designate, from time to time or on a regular basis, two or more Directors to constitute one or more Committees, which shall have and exercise such authority as is expressly delegated by the Board of Directors to that Committee or as is set forth in these Bylaws. Among the Committees that may be so designated are a Nominating Committee, an Audit Committee, and an Executive Committee. Any Committee so designated shall continue to exist and to have such powers and authority as have previously been granted by the Board or these Bylaws until the Committee is dissolved or its powers or authority are altered by the affirmative vote of more than two-thirds of all Directors then in office. The members of any Committee so designated shall continue to serve so long as they are Directors until they resign from such Committee or until they are removed or replaced by the affirmative vote of more than two-thirds of all Directors then in office.

        Section 9: Executive Committee. If an Executive Committee is appointed from time to time by the Board of Directors pursuant to the preceding section, that Executive Committee shall have and exercise all of the authority of the Board of Directors in the management, general control, and supervision of the business of the Company, subject to the general direction of the Board of Directors. The Committee shall have control of the investment of the Company’s funds and shall direct the performance by the Company’s Officers of all acts necessary to accomplish the investment of the Company’s funds and may order foreclosures of real estate mortgages and deeds of trust, and appoint substitute trustees therefore when necessary or advisable, fix the compensation of all employees of the principal business office of the Company and of all other salaried employees. It shall order the performance by the Officers of any acts necessary to comply with the laws of the various states and jurisdictions where the Company is authorized to do business or shall hereafter seek to become authorized to do business. In the absence, disability or refusal to act of any Officer of the Company, the Executive Committee may appoint his or her successor pro tem, who, during the term of special appointment, shall be authorized to discharge all the duties properly incumbent upon the official he or she is appointed to succeed. All moneys belonging to the Company shall be deposited in banks or trust companies approved by the Executive Committee, or the Board of Directors, to the credit of the Company, and shall be drawn only on the joint checks or drafts of two of the following named Officers: President, Treasurer, a Vice President, Secretary, and such other persons as may from time to time be designated in writing by the Executive Committee. The Executive Committee shall, in all matters not herein specifically set forth, exercise plenary power and supervision, subject only to the Board of Directors, over all of the Company’s business. At any meeting, a majority of the members of the Executive Committee shall constitute a quorum for the transaction of business. Acts of the Executive Committee shall be by a majority vote of the members present.

        The President, or in his or her absence the Vice Chairman of the Board, is authorized to invite any Director to sit on the Executive Committee at any of its meetings in the place of any duly appointed member of the Executive Committee who may be absent. Any Director so invited to sit in the place of an absent member of the Executive Committee shall have the same rights, privileges, and powers as possessed by the regular member of the Executive Committee and shall receive the same compensation as a regular member, provided, however, that a salaried Officer of the Company shall not receive compensation for serving on the Executive Committee, and provided further, that it shall not be incumbent upon the President or Vice Chairman of the Board to invite a Director to sit on the Executive Committee on all occasions when a regular member is absent.

         Section 10: Evaluating Acquisition Proposals.

         1.     In exercising its business judgment concerning any acquisition proposal, as defined below, the Board of Directors of the Company may consider the following factors, among any others that it deems relevant:

(a) The consideration being offered in the acquisition proposal in relation to the Board's estimate of:
(i) The current value of the Company in a freely negotiated sale of either the Company by merger, consolidation or otherwise, or all or substantially all of the Company's assets;
(ii) The current value of the Company if orderly liquidated;
(iii) The future value of the Company over a period of years as an independent entity discounted to current value;
(b) Then existing political, economic and other factors bearing on security prices generally or the current market value of the Company's securities in particular;
(c) Whether the acquisition proposal might violate federal, state or local laws;
(d) Social, legal and economic effects on employees, suppliers, policyholders and others having similar relationships with the Company, and the communities in which the Company conducts its businesses;
(e) The financial condition and earning prospects of the person making the acquisition proposal.

         2.     For purposes of this Section, the term "acquisition proposal" means any proposal of any person:

(a) For a tender offer, exchange offer, or other comparable offer for any equity security of the Company;
(b) To merge or consolidate the Company with another company; or
(c) To purchase or otherwise acquire all or a substantial part of the assets of the Company.

        Nothing in this Section shall require any Director or the Company to respond to any particular acquisition proposal.

ARTICLE V
OFFICERS

        Section 1: Number. The Officers of the Company shall consist of a President and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents (one or more of whom may be designated or elected as Executive Vice Presidents or Senior Vice Presidents), Treasurer, Controller, General Counsel, Actuary, Auditor, one or more Associates of or Assistants to any of these Officers, and such other Officers as the Board of Directors shall deem advisable. Any two or more offices may be held by the same person, except the offices of President and Secretary. The salaries of the Officers shall be set from time to time by the Board of Directors. All Officers of the Company, as between themselves and the Company, shall have such authority and perform such duties in the management of the property and affairs of the Company as may be provided in these Bylaws or as are established by resolution of the Board of Directors from time to time.

        Section 2: Election and Term of Office. The Officers of the Company shall be elected annually by the affirmative vote of a majority of all Directors then in office at the Annual Meeting of the Board of Directors. If the election of Officers shall not be held at such meeting, it shall be held as soon thereafter as may be convenient. Each Officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

        Section 3: Vacancies. If any office becomes vacant by reason of death, resignation, removal, disqualification or any other reason, then by the affirmative vote of a majority of all Directors then in office, the Board of Directors may choose a successor to fill such vacancy or may delegate the duties of any such vacant office to any other Officer or to any Director of the Company for the unexpired portion of the term.

        Section 4: Removal. Any Officer or employee elected, appointed, or hired by the Board of Directors or any person or committee under the authority of the Board of Directors may be removed by the affirmative vote of more than two-thirds of all Directors then in office whenever in their judgment the best interests of the Company would be served thereby or whenever, in the judgment of more than two-thirds of all Directors then in office, the Officer or employee is unable to perform the duties of his or her office for any reason, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

        Section 5: Delegation of Authority to Hire, Discharge, and Designate Duties. To the extent that such delegation is not contrary to applicable law, the Board of Directors may, from time to time, delegate to the Chairman of the Board, the President, the Executive Committee, or any other Officer or executive employee of the Company, or to a committee of employees, the authority to hire, discharge, and fix and modify the duties, salaries, or other compensation of employees of the Company under their jurisdiction, and the Board of Directors may delegate to such Officer, executive employee, or Committee similar authority with respect to obtaining and retaining for the Company the services of attorneys, accountants, and other experts.

        Section 6: Chairman of the Board. The Chairman of the Board shall preside at meetings of the Board of Directors and shall perform such other duties as may be prescribed in the Articles of Incorporation of the Company, the Bylaws, or by the Board of Directors from time to time.

        Section 7: Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board shall have and may exercise all of the powers and duties of the Chairman. The Vice Chairman of the Board shall perform such other duties as may be directed by the Board of Directors from time to time.

        Section 8: President. The President shall be the Chief Executive Officer of the Company and, subject to the direction and under the supervision of the Board of Directors, shall direct the policy and management of the Company and shall have general charge of the business, affairs and property of the Company and control over its Officers, agents and employees; and shall do and perform such other duties and may exercise such other powers as may be assigned to him or her by these Bylaws or by the Board of Directors from time to time.

        Section 9: Vice President. At the request of the President or in the event of his or her absence, disability or refusal to act, the Vice Presidents (in the order of priority of their designations, first as Executive Vice President, next as Senior Vice Presidents, and next as Vice Presidents, if any such designations are made, and in the order of their seniority within such designations) shall perform all the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors. Any of the Vice Presidents (regardless of designation) is hereby expressly authorized to execute on behalf of the Company releases of mortgages, deeds of trust, deeds of release or conveyance of real estate, as may become necessary in the transaction of the business of the Company, and to execute on behalf of the Company all instruments that may be required to carry out the acts and decisions of the Board of Directors or the Executive Committee, and to execute all instruments and documents required by the insurance laws of the various states and jurisdictions where the Company is authorized to do business or shall hereafter seek to become authorized to do business, including but not limited to the appointment of the Insurance Commissioners or Superintendents of the various states and jurisdictions as attorney to accept service of legal process.

        Section 10: Actuary. The Actuary shall make and furnish actuarial computations as required in the business of the Company, and shall keep accurate records, make reports, and furnish information to the executive Officers of the Company, and perform such other duties as may be assigned to him or her by the Board of Directors from time to time.

        Section 11: Auditor. The duties of the Auditor shall be to review and appraise the reliability, adequacy, and application of accounting, financial, and operating controls to evaluate the extent of compliance with established policies, plans, and procedures and to ascertain whether Company assets are properly accounted for and safeguarded from losses. He or she shall in all matters be subject to the control of the Board of Directors or the Executive Committee. His or her powers and duties shall extend to all departments and branch offices of the Company.

        Section 12: Controller. The duties of the Controller shall be to maintain adequate records of all assets, liabilities and transactions of the Company, and in conjunction with other officials and department heads, to initiate and enforce measures and procedures, including budgeting and cost programs, whereby the business of the Company shall be conducted with maximum safety, efficiency and economy. He or she shall in all matters be subject to the control of the Board of Directors or the Executive Committee. His or her powers and duties shall extend to all departments and branch offices of the Company.

        Section 13: General Counsel. The General Counsel shall have charge of all litigation and other legal matters of the Company, and shall, upon request, advise the Officers of the Company with respect to the business of the Company. He or she shall in all matters be subject to the control of the Board of Directors or the Executive Committee.

        Section 14: Secretary. The Secretary shall keep the minutes of all the meetings of the Stockholders and of the Board of Directors; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the Company records and of the seal of the Company and see that the seal of the Company is affixed to all certificates of stock prior to the issuance thereof and to all documents, the execution of which, on behalf of the Company, is duly authorized; maintain a complete list of all Stockholders entitled to vote at Stockholders’ meetings and have said list available for inspection by any Stockholder who may be present at such meetings; have general charge of the stock transfer books of the Company; and, in general, perform all duties customarily incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

        Section 15: Treasurer. The Treasurer shall have supervision of the funds, securities, and receipts of the Company; cause all moneys and other valuable effects of the Company to be deposited in its name and to its credit in such depositories as shall be selected by the Board of Directors or pursuant to authority conferred by the Board of Directors; cause to be kept proper vouchers and other papers pertaining to the Company’s business at the accounting office of the Company; and shall perform all other duties customarily incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or the Board of Directors.

        Section 16: Associate and Assistant Officers. Any Associate or Assistant Officers elected from time to time by the Board of Directors shall, in the absence or disability of the Officer that they are associated with or assisting, perform the duties and exercise the powers of that Officer, and shall perform such other duties as the President or the Board of Directors shall prescribe from time to time. In the event that there are more than one Associates of or Assistants to any one Officer at any one time, then in the performance of these duties and exercise of these powers, Associates shall have priority over Assistants, and within these categories, Associate or Assistant Officers shall have the authority to act in the order of their seniority as an Associate or Assistant.

ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS

        Section 1: Contracts. The Board of Directors may authorize any Officer or Officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

        Section 2: Loans. No loans shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name unless authorized by a resolution from the Board of Directors. Such authority may be general or confined to specific instances.

        Section 3: Checks, Drafts and Other Documents. All checks, drafts and other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Company, shall be signed by such Officer or Officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board of Directors. Endorsement of instruments for deposit to the credit of the Company in any of its duly authorized depositories may be made by rubber stamp of the Company or in such other manner as the Board of Directors may from time to time determine.

        Section 4: Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VII
CERTIFICATES OF STOCK AND THEIR TRANSFER

        Section 1: Certificates of Stock. The format and content of Company stock certificates shall be determined by the Board of Directors. These certificates must be signed, manually, by facsimile or otherwise, by the President or any Vice President, and by the Secretary or any Assistant Secretary. All stock certificates must bear the corporate seal. All stock certificates must be consecutively numbered. The stockholder’s name, the number of shares issued to the owner and the date issued must be duly recorded by the Company. All stock certificates surrendered to the Company for transfer will be cancelled, and no new certificate will be issued until the certificate for the shares being replaced has been surrendered to the Company.

        Section 2: Lost Certificates. If a certificate of stock is allegedly lost, stolen or destroyed, the Company may issue a new certificate. The Company may require the owner of such certificate to give a good and sufficient bond to indemnify the Company against any claim that may be made against it on account of the alleged loss, theft or destruction, or the issuance of the new certificate.

        Section 3: Transfer of Shares. Transfer of shares of the Company shall be made only on the books of the Company. Transfers may be authorized by the stockholder or by his or her attorney, as authorized by power of attorney duly executed and filed with the Secretary of the Company, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Company is considered the owner for all purposes of the Company.

        Section 4: Treasury Stock. All issued and outstanding stock of the Company that may be purchased or otherwise acquired by the Company shall be Treasury Stock, and the Directors of the Company shall be vested with authority to resell said shares for such price and to such person or persons as the Board of Directors may determine. Such stock shall neither vote nor participate in dividends while held by the Company.

ARTICLE VIII
DIVIDENDS

        The Board of Directors may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by applicable law and the Company’s Articles of Incorporation, if any.

ARTICLE IX
SEAL

        The Company shall have a corporate seal which shall have inscribed around the circumference thereof the words “Kansas City Life Insurance Company” and elsewhere thereon shall bear the words “Corporate Seal”. The corporate seal may be affixed by impression or may be by facsimile.

ARTICLE X
WAIVER OF NOTICE

        Whenever notice is required to be given under the provisions of these Bylaws, of the Articles of Incorporation or under applicable law, waiver of such notice in writing, signed by the person or persons entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI
FISCAL YEAR

        Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the Company shall extend from the first day of January to the last day of December of each year, both dates inclusive.

ARTICLE XII
INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

         1.     The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         2.     The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         3.     To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

         4.     Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

         5.     Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

         6.     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

         7.     The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct. Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

         8.     The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

         9.     For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

         10.     For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

         11.     Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

         12.     To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

         13.     The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         14.     If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant to this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

ARTICLE XIII
AMENDMENTS

        These Bylaws may be altered, amended or repealed and new Bylaws may be approved at any Annual Meeting, Regular Meeting, or Special Meeting of the Board of Directors, which meeting is called for that purpose, by the affirmative vote of more than two-thirds of all of the Directors then in office. The Board of Directors may adopt emergency Bylaws as provided by law.